                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 7, 2000, included in InterDigital Communications Corp.'s Form 10-K for the year ended December 31, 1999.

                                              /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
February 28, 2001